                                  EXHIBIT 10.12

                            AMENDMENT NUMBER SEVEN TO
                           LOAN AND SECURITY AGREEMENT

        THlS AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT, dated as of September 13, 2001 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 23, 1998 (as amended from time to time, the "Loan Agreement"), by and between MAI SYSTEMS CORPORATION, a Delaware corporation, and HOTEL INFORMATION SYSTEMS, INC., a Delaware corporation (collectively the "Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

       WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

       NOW, THEREFORE, the parties hereto agree as follows:

                                   AMENDMENT

        Section 1. AMENDMENT TO SECTION 2 OF THE SCHEDULE TO THE LOAN AGREEMENT.
Section 2 of the Loan Agreement, as amended pursuant to Amendment Number Four to the Loan Agreement, is hereby further amended by deleting in its entirety the introductory portion of such section and substituting in place thereof the following:

        "Loans in a total amount at anytime outstanding not to exceed the lesser of (i) the sum of (a) and (b) below or (ii) Three Million Dollars ($3,000,000) (the "Maximum Dollar Amount"):"

        Section 2. WAIVER OF EARLY TERMINATION FEE. The Early Termination Fee provided for in Section 9.2 of the Schedule to the Loan Agreement is hereby waived by Coast as to any prepayment in full of the Obligations which occurs at anytime between the effective date of this Amendment Number Seven and February 28,2002.

        Section 3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of an executed copy of this Amendment executed by Borrower and a fully executed copy of the Pledge, Assignment and Security Agreement which is attached hereto and marked Exhibit "A" no later than September 30,2001.

        Section 4. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

        Section 5. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the teffils and provisions of the Loan Agreement, the teffils of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby; shall remain in full force and effect.

        Section 6. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.


                                        BORROWER:


                                        MAI SYSTEMS CORPORATION,
                                        a Delaware corporation


                                        By /s/ JAMES W. DOLAN
                                           ------------------------------------
                                               President or Officer


                                        HOTEL INFORMATION SYSTEMS, INC.,
                                        a Delaware corporation


                                        By /s/ JAMES W. DOLAN
                                           ------------------------------------
                                               President or Officer


                                        COAST:

                                        COAST BUSINESS CREDIT,
                                        a division of Southern Pacific Bank, a
                                        California corporation


                                        By
                                           ------------------------------------
                                        Title



                                       2